                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549-1004


                                   FORM 8-K

                                CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        August 21, 1998
                                                -------------------------------

               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 2
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

          Florida                       0-12945                   59-2313852
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission               (IRS Employer
    of incorporation)                 File Number)           Identification No.)


Two North Riverside Plaza, Suite 1000, Chicago, Illinois              60606-2607
--------------------------------------------------------------------------------
      (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code        (312) 207-0020
                                                  ------------------------------


--------------------------------------------------------------------------------
     (Former name or former address, if changed since last report.)



                      This document consists of 98 pages.


                    The Exhibit Index is located on page 3.

ITEM 2. DISPOSITION OF ASSETS

1605 Main Street Associates, a joint venture in which First Capital Institutional Real Estate, Ltd. - 2, (the "Registrant") owns a 50% interest, sold its interest in the real property commonly known as Ellis Building ("Ellis"), located in Sarasota, Florida to Tricony Sarasota LTD., a Florida Limited Partnership (the "Purchaser").

The closing of this transaction occurred on August 21, 1998. Ellis was sold for $13,875,000 in cash to an unrelated party pursuant to arm's-length negotiations. The Registrant's share of Sale Proceeds approximated $6,675,000, which was net of actual and estimated closing expenses. For the quarter ending September 30, 1998, the Registrant will record a net gain for financial reporting purposes of approximately $2,950,000 from this transaction. The Registrant will distribute substantially all of the Sale Proceeds on February 28, 1999 to Limited Partners of record as of August 21, 1998.

ITEM 7. PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (page 5) Pro Forma Financial Information

     Exhibits

     2.1 (page 10) Closing Statement, dated August 21, 1998, between the Registrant and the Purchaser.

     2.2 (page 18) Contract for Purchase of Real Property, executed in June 1998 between the Registrant and the Purchaser.


No information is required under Items 1, 3, 4, 5, 6 and 8; therefore; those Items have been omitted.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 2

                               By: FIRST CAPITAL FINANCIAL CORPORATION
                                   As General Partner


September 8, 1998              By: /s/ NORMAN M. FIELD
-----------------                  --------------------------------------
     (Date)                            NORMAN M. FIELD
                                   Vice President - Finance and Treasurer

               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 2


The accompanying unaudited Pro Forma Balance Sheet has been presented as if the sale of Ellis had occurred on June 30, 1998. The accompanying unaudited Pro Forma Statement of Income and Expenses for the six months ended June 30, 1998 has been presented as if the sale of Ellis, as well as the sale of Marketplace at Rivergate Shopping Center ("Rivergate") (sold in March 1998) had occurred on December 31, 1997. The accompanying unaudited Pro Forma Statement of Income and Expenses for the year ended December 31, 1997 has been presented as if the sales of Ellis, Rivergate and the four properties sold in 1997 (Foxhall Square Office Building, Banana River Shopping Center, 12621 Featherwood Office Building and Lakewood Square) occurred on December 31, 1996. The properties sold in 1997 and Rivergate are hereafter collectively referred to as the "Sold Properties". In the opinion of the General Partner, all adjustments necessary to reflect the financial condition and results of operations of the Partnership exclusive of Ellis and the Sold Properties have been made. The unaudited pro forma financial statements are not necessarily indicative of what the actual financial position and results of operations would have been had such transactions actually occurred as of December 31, 1996 and 1997 and June 30, 1998, nor do they purport to represent the results of operations of the Registrant for future periods.

               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 2

                            PRO FORMA BALANCE SHEET
                                  (Unaudited)

                     (All dollars rounded to nearest 00s)

                                    ASSETS


                                                             June 30, 1998
                                                 ---------------------------------------
                                                                               Pro Forma
                                                   Balance      Pro Forma       Balance
                                                    Sheet      Adjustments       Sheet
                                                 -----------   -----------   -----------
Investment in commercial rental property:
 Land                                            $   860,000   $  (860,000)
 Buildings and improvements                        5,467,700    (5,467,700)
                                                 -----------   -----------   -----------

                                                   6,327,700    (6,327,700)
 Accumulated depreciation and amortization        (2,557,300)    2,557,300
                                                 -----------   -----------   -----------

 Total investment property, net of
  accumulated depreciation and amortization        3,770,400    (3,770,400)

Cash and cash equivalents                         12,476,400     6,584,300   $19,060,700
Investment in debt securities                      1,504,300                   1,504,300
Restricted cash                                       50,000       (50,000)
Rents receivable                                     105,600         5,600       111,200
Investment in joint venture                        5,017,800                   5,017,800
Other assets                                          29,000       (16,700)       12,300
                                                 -----------   -----------   -----------

                                                 $22,953,500   $ 2,752,800   $25,706,300
                                                 ===========   ===========   ===========


                       LIABILITIES AND PARTNERS' CAPITAL

Liabilities:
 Accounts payable and accrued expenses           $   225,700   $  (131,400)  $    94,300
 Due to Affiliates                                    40,100                      40,100
 Security deposits                                    20,400       (20,400)
 Distributions payable                             8,343,500     6,672,900    15,016,400
 Other liabilities                                     2,600                       2,600
                                                 -----------   -----------   -----------
                                                   8,632,300     6,521,100    15,153,400
                                                 -----------   -----------   -----------
Partners' capital:
 General Partner                                      29,000        29,500        58,500
 Limited Partners (84,886 Units issued
  and outstanding)                                14,292,200    (3,797,800)   10,494,400
                                                 -----------   -----------   -----------
                                                  14,321,200    (3,768,300)   10,552,900
                                                 -----------   -----------   -----------
                                                 $22,953,500   $ 2,752,800   $25,706,300
                                                 ===========   ===========   ===========

         The accompanying notes are an integral part of the pro forma financial statements

               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 2

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES
                                  (Unaudited)

                      (All dollars rounded to nearest 00s
                           except per Unit amounts)


                                                                     Six Months Ended June 30, 1998
                                                     -----------------------------------------------------------------
                                                                                            Sold            Pro Forma
                                                     Statement of         Ellis          Properties       Statement of
                                                      Income and        Pro Forma        Pro Forma         Income and
                                                       Expenses        Adjustments      Adjustments         Expenses
                                                     ------------      -----------      -----------       ------------
Income:
 Rental                                              $    859,200      $ (660,600)      $  (198,600)      $
 Interest                                                 408,300          (1,200)          (23,400)           383,700
 Gain on sale of property                               1,639,300                        (1,639,300)
                                                     ------------      -----------      -----------       ------------

                                                        2,906,800        (661,800)       (1,861,300)           383,700
                                                     ------------      -----------      -----------       ------------

Expenses:
 Depreciation and amortization                            160,000        (119,800)          (40,200)
 Property operating:
  Affiliates                                               46,500         (39,600)           (6,900)
  Nonaffiliates                                           138,000        (124,100)          (13,900)
 Real estate taxes                                         47,200         (47,200)
 Insurance - Affiliate                                      6,000          (5,400)             (600)
 Repairs and maintenance                                   81,900         (79,300)           (2,600)
 General and administrative:
  Affiliates                                               17,700                                               17,700
  Nonaffiliates                                            98,800                                               98,800
                                                     ------------      -----------      -----------       ------------

                                                          596,100        (415,400)          (64,200)           116,500
                                                     ------------      -----------      -----------       ------------

Income before income from participation
 in joint venture and state income tax expense          2,310,700        (246,400)       (1,797,100)           267,200

Income from participation in joint venture                170,900                                              170,900
                                                     ------------      -----------      -----------       ------------

Income before state income tax expense                  2,481,600        (246,400)       (1,797,100)           438,100

State income tax expense                                  171,200                          (171,200)
                                                     ------------      -----------      -----------       ------------
Net income                                           $  2,310,400      $ (246,400)      $(1,625,900)      $    438,100
                                                     ============      ===========      ===========       ============

Net income allocated to General Partner              $    132,800      $  (36,600)      $   (54,100)      $     42,100
                                                     ============      ===========      ===========       ============

Net income allocated to Limited Partners             $  2,177,600      $ (209,800)      $(1,571,800)      $    396,000
                                                     ============      ===========      ===========       ============
Net income allocated to Limited
 Partners per Unit (84,886 Units
 outstanding)                                        $      25.65      $    (2.47)      $    (18.51)      $       4.67
                                                     ============      ===========      ===========       ============

         The accompanying notes are an integral part of the pro forma financial statements

               FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 2

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES

                      (All dollars rounded to nearest 00s
                           except per Unit amounts)


                                                              Year Ended December 31, 1997
                                              ------------------------------------------------------------
                                                                                   Sold        Pro Forma
                                                                  Ellis         Properties    Statement of
                                              Statement of      Pro Forma       Pro Forma      Income and
                                               Income and      Adjustments     Adjustments      Expenses
                                                Expenses       (Unaudited)     (Unaudited)    (Unaudited)
                                              ------------    ------------    ------------    ------------
Income:
 Rental                                       $  4,724,600    $(1,285,600)    $(3,439,000)    $
 Interest                                          663,200         (2,700)         (8,400)         652,100
 Net gain on sales of property                   1,461,300                     (1,461,300)
                                              ------------    ------------    ------------    ------------

                                                 6,849,100     (1,288,300)     (4,908,700)         652,100
                                              ------------    ------------    ------------    ------------
Expenses:
 Depreciation and amortization                     968,200       (234,900)       (733,300)
 Property operating:
  Affiliates                                       244,300        (87,700)       (156,600)
  Nonaffiliates                                    793,600       (245,700)       (547,900)
 Real estate taxes                                 415,700        (88,800)       (326,900)
 Insurance - Affiliate                              47,600        (12,200)        (35,400)
 Repairs and maintenance                           514,500       (166,500)       (348,000)
 General and administrative:
  Affiliates                                        37,100                                          37,100
  Nonaffiliates                                    206,800                                         206,800
                                              ------------    ------------    ------------    ------------

                                                 3,227,800       (835,800)     (2,148,100)         243,900
                                              ------------    ------------    ------------    ------------

Income before income from participation          3,621,300       (452,500)     (2,760,600)         408,200
 in joint venture

Income from participation in joint venture         423,600                                         423,600
                                              ------------    ------------    ------------    ------------

Net income                                    $  4,044,900    $  (452,500)    $(2,760,600)    $    831,800
                                              ============    ============    ============    ============

Net income allocated to General Partner       $    381,300    $   (68,700)    $  (199,800)    $    112,800
                                              ============    ============    ============    ============

Net income allocated to Limited Partners      $  3,663,600    $  (383,800)    $(2,560,800)    $    719,000
                                              ============    ============    ============    ============
Net income allocated to Limited
 Partners per Unit (84,886 Units
 outstanding)                                 $      43.16    $     (4.52)    $    (30.17)    $       8.47
                                              ============    ============    ============    ============



         The accompanying notes are an integral part of the pro forma financial statements

              FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. -- 2

                     Notes to Pro Forma Balance Sheet and
                  Pro Forma Statements of Income and Expenses

1) For the purpose of the Pro Forma Balance Sheet:

   a) the accounts for land, buildings and improvements, accumulated depreciation and amortization, restricted cash, rents receivable, other assets, accounts payable and accrued expenses and security deposits have been adjusted as of June 30, 1998 to reflect the sale of the Registrant's interest in Ellis.

   b) Cash and cash equivalents has been adjusted to include the net cash received by the Registrant from the purchaser of Ellis.

   c) Distributions payable has been adjusted to reflect the amount of the special distribution of Sale Proceeds of Ellis to Limited Partners as if such special distribution had been declared as of June 30, 1998.

2) For the purpose of the Pro Forma Statements of Income and Expenses for the six months ended June 30, 1998 and for the year ended December 31, 1997, the adjustments to the income and expenses reflect the Registrant's interest in the operation of Ellis and the Sold Properties.